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                                                                  Exhibit 10.18H

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               THIRD AMENDMENT TO MASTER PARTICIPATION AGREEMENT,
                       LEASE AGREEMENT AND LOAN AGREEMENT

                          Dated as of December 20, 2001

                                      among

                  ASSET XVI HOLDINGS COMPANY, L.L.C., as Lessor

                              EGL, INC., as Lessee

                                       and

                             BANK ONE, NA, as Lender

                   -------------------------------------------

                                 Lease Financing
                                  for EGL, Inc.
                          Corporate Real Estate Program

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               THIRD AMENDMENT TO MASTER PARTICIPATION AGREEMENT,
                       LEASE AGREEMENT AND LOAN AGREEMENT

      THIS THIRD AMENDMENT TO MASTER PARTICIPATION AGREEMENT, LEASE AGREEMENT AND LOAN AGREEMENT (this "Third Amendment"), dated as of December 20, 2001, is made and entered into by and among ASSET XVI HOLDINGS COMPANY, L.L.C., a Massachusetts limited liability company, as Lessor, EGL, INC., a Texas corporation formerly named "Eagle USA Airfreight, Inc.", as Lessee, and BANK ONE, NA, a national banking association, with an address at 1 Bank One Plaza, Suite ILI-0634, 10th Floor, Chicago, Illinois 60670, Attn: Martin Cattan, Loan Servicing Department, as Lender and assignee of Bank One, Texas, NA, a national banking association (the "Lender"). Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix I to that certain Master Participation Agreement dated as of April 3, 1998, among the Lessor, the Lessee and Bank One, Texas, NA, as amended by that certain First Amendment to Master Participation Agreement, Master Lease and Development Agreement, and Loan Agreement, dated as of April 3, 1998, among the Lessor, the Lessee and Bank One, Texas, N.A., as further amended by that certain Amendment to Participation Agreement, dated as of April 1, 1999, among the Lessor, the Lessee and Bank One, Texas, N.A., and as further amended by that certain Second Amendment to Participation Agreement, Lease Agreement and Loan Agreement dated as of October 20, 2000, among the Lessor, the Lessee and Bank One, NA (as successor in interest to Bank One, Texas, N.A.) (as so amended and as otherwise heretofore amended, supplemented and/or modified, the "Participation Agreement").

                              W I T N E S S E T H:

      WHEREAS, pursuant to the Loan Agreement, the Participation Agreement and the other Operative Documents, in order to provide funding for the costs incurred by the Lessor (or by the Lessee on its behalf) for the acquisition of the Leased Property, the Construction of the Improvements and other Property Costs, (i) the Lender made Loan Advances in the aggregate principal amount of $14,812,736.94, of which amount there remains unpaid on the Note the total principal balance of $14,054,357.19 together with interest thereon from December 2, 2001, and (ii) the Lessor made Contribution Advances from its own equity resources in the aggregate sum of $709,241.09, which sum is the total amount of the Contribution now outstanding, together with Contribution Return computed thereon from December 2, 2001; and

      WHEREAS, on and as of September 29, 2000, Bank One, Texas, NA sold, transferred and assigned to its affiliate, Bank One, NA (referred to herein as the "Lender" for all time periods on and following such date of transfer), all of its right, title and interest as the Lender in, to and under the Loan, the Note, the Loan Agreement, the Participation Agreement, the Lease (as supplemented by all of the Lease Supplements), and the other Operative Documents; and

      WHEREAS, contemporaneously with the execution of the Second Amendment, the Lessee and its wholly owned Subsidiary, EGL Delaware 1, Inc., a Delaware corporation (the "Merger Sub"), consummated the transactions contemplated by that certain Agreement and Plan of Merger dated as of July 2, 2000, (the "Merger Agreement") with Circle International Group,


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Inc., a Delaware corporation ("Circle") pursuant to which, subject to the terms and conditions thereof, the parties caused the Merger Sub to merge with and into Circle (the "Circle Merger"), with the result, among other things, that Circle became a wholly owned Subsidiary of the Lessee; and

      WHEREAS, the Lessee has requested that the Lender agree to further modify certain covenants and provisions in the Participation Agreement and the other Operative Documents, which the Lender is willing to do on and subject to the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual agreements contained in this Third Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION I
                           DEFINITIONS; INTERPRETATION

      Appendix I of the Participation Agreement, the Lease and the Loan Agreement is hereby amended by deleting therefrom the definitions of the terms listed in Exhibit A attached hereto, and inserting in lieu thereof the definitions for such terms contained in said Exhibit A. Furthermore, said Appendix I is hereby amended by adding those defined terms set forth in Exhibit B attached hereto. Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix I to the Participation Agreement, the Lease and the Loan Agreement after taking into account the amendments effected herein.

                                    SECTION 2
                      AMENDMENT OF PARTICIPATION AGREEMENT

      Section 2.1. Financial Covenants of Lessee. SECTION 5.4 (Financial Covenants of Lessee) of the Participation Agreement is hereby amended by deleting subsections (d) and (e) thereof in their entirety and substituting the following in lieu thereof:

            "(d) The Lessee shall be permitted to incur, assume or in any manner become or be liable in respect of (i) Debt to any one creditor or one group of creditors pursuant to a single commitment, to lend not to exceed $100,000,000; provided that such Debt is only to any single creditor or group of creditors and the amount of such Debt, either individually with respect to any single creditor in such group of creditors, or in the aggregate with respect to all such creditors, never exceeds $100,000,000); and (ii) Debt in the aggregate principal amount of $100,000,000, evidenced by the 5% convertible subordinated notes, due December 15, 2006, issued by the Lessee in December, 2001.

            (e) The Lessee and its Subsidiaries shall not incur, assume or in any manner become or be liable at any time in respect of Debt (other than that permitted by subsection (d) above or as evidenced by the transactions contemplated hereby) which, in the aggregate, exceeds $30,000,000."


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      Section 2.2. Notices. SECTION 8.2 (Notices) of the Participation Agreement
is hereby amended by replacing the address of the Lender set forth in item (ii) thereof with the following:

                  "(ii) Lender     Bank One, N. A.
                                   1717 Main Street, 4th Floor
                                   Dallas, Texas 75201
                                   Attn.: C. Dianne Wooley, First Vice President
                                   Facsimile No.: (214) 290-2740
                                   Telephone No.: (214) 290-2719"

                                    SECTION 3
                               AMENDMENT TO LEASE

      Section 3.1 Contribution Advances. The parties acknowledge that the unpaid balance of the Contribution is the principal sum of $709,241.09 together with Contribution Return computed thereon from and after December 2, 2001. The parties acknowledge and agree that in addition to the payments of Scheduled Rent provided for in Exhibit D to the Second Amendment, on the Scheduled Termination Date (as modified hereby) the Lessee shall pay in accordance with the provisions of the Lease either (a) the aggregate Recourse Deficiency Amount to the extent permitted by, and in accordance with, the provisions of, Section 15.6 and/or
Section 15.7 of the Lease, or (b) in any other instance, the Lease Balance.

                                    SECTION 4
                           AMENDMENT TO LOAN AGREEMENT

      Section 4.1 Loan Balance. The unpaid principal balance of the Loan totals the sum of $14,054,357.19 as of December 2, 2001. The parties acknowledge and agree that in addition to the payments of loan payments provided for in Exhibit E to the Second Amendment, on the Lease Termination Date the entire principal balance of the Loan, together with any and all accrued and unpaid interest thereon and any and all other or additional amounts owing to the Lender under, or in connection with, the Loan Agreement, shall be immediately due and payable in full by the Lessor.

                                    SECTION 5
                                  MISCELLANEOUS

      Section 5.1 Representations and Warranties. Effective as of the date of this Third Amendment, each of the Lessee and Lessor represents and warrants to each of the parties hereto that each of the representations and warranties made by it in the Participation Agreement and the other Operative Documents, as amended hereby, remain true and correct in all material respects as of the date of this Third Amendment to the same extent and subject to the same qualifications as set forth in the Participation Agreement and the other Operative Documents, as amended hereby.


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      Section 5.2 Compliance with Operative Documents. The Lessee hereby represents and warrants that it is in full compliance with all terms, conditions, covenants, agreements, stipulations, representations and warranties under the Operative Documents, as amended hereby, to which it is a party or by which it is bound, and the Lessee hereby reaffirms the same as of the date hereof. The Lessee covenants and agrees to perform and observe all covenants, agreements, stipulations and conditions on its part to be performed under the Operative Documents, as amended hereby. To the best of the knowledge of the Lessee, neither the Lender nor the Lessor is in default under any of the Operative Documents and no event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, would constitute a default under any of the Operative Documents by any of the parties hereto.

      Section 5.3 Amendment of Operative Documents. Except as specifically modified herein, the Operative Documents shall remain in full force and effect in all respects according to their original terms, covenants and conditions, and nothing in this Third Amendment shall affect or impair any rights and powers which the Lender and/or the Lessor may have thereunder.

      Section 5.4 Expenses. The Lessee shall pay or cause to be paid and save the Lender and the Lessor harmless against liability for the payment of all reasonable out-of-pocket expenses, including counsel fees and disbursements, incurred or paid by the Lender or the Lessor in connection with the negotiation, development, preparation, execution and performance of this Third Amendment.

      Section 5.5 Successors and Assigns. This Third Amendment is binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that the Lessee shall not assign or transfer its rights or duties under this Third Amendment or the Operative Documents without the prior written consent of the Lender and the Lessor.

      Section 5.6 Counterparts. This Third Amendment may be executed in any number of counterparts as may be convenient or necessary, and it shall not be necessary that the signatures of all parties hereto or thereto be contained on any one counterpart hereof or thereof. Additionally, the parties hereto agree that for purposes of facilitating the execution of this Third Amendment, (a) the signature pages taken from the separate individually executed counterparts of this Third Amendment may be combined to form multiple fully executed counterparts and (b) a facsimile transmission shall be deemed to be an original signature for all purposes. All executed counterparts of this Third Amendment shall be deemed to be originals, but all such counterparts taken together or collectively, as the case may be, shall constitute one and the same agreement.

      Section 5.7 No Recourse. No recourse shall be had for the payment of any amount owing in respect to any obligation of, or claim against the Lessor arising out of or based upon this Third Amendment or any other related agreement against JH Management Corporation or against any stockholder, employee, officer, director or incorporator of the Lessor or JH Management Corporation; provided, however, that the foregoing shall not relieve any such person or entity from any liability they might otherwise have as a result of fraudulent actions or fraudulent omissions taken by them.


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      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective duly authorized officers as of the day and year first written above.

Witnesses:                          EGL, INC., a Texas Corporation, as Lessee

_________________________________   By:_________________________________________
Printed Name:____________________   Name:_______________________________________
                                    Title:______________________________________
_________________________________
Printed Name:____________________


                                    ASSET XVI HOLDINGS COMPANY, L.L.C.,
                                    a Massachusetts limited liability company, as Lessor

                                    By: Asset Holdings Corporation I, a Delaware
                                        corporation, its managing member

_________________________________       By:_____________________________________
Printed Name:____________________       Name:___________________________________
                                        Title:__________________________________
_________________________________
Printed Name:____________________


                                    BANK ONE, N.A.,
                                    as Lender

_________________________________   By:_________________________________________
Printed Name:____________________   Name: C. Dianne Wooley
                                    Title: First Vice President
_________________________________
Printed Name:____________________


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                                    EXHIBIT A
                                       TO
               THIRD AMENDMENT TO MASTER PARTICIPATION AGREEMENT,
                       LEASE AGREEMENT AND LOAN AGREEMENT

                               AMENDED DEFINITIONS

      "First Amendment to Agreements" or "First Amendment" means that certain First Amendment to Master Participation Agreement, Master Lease and Development Agreement, and Loan Agreement, dated as of April 3, 1998, among the Lessor, the Lessee and Bank One, Texas, N.A..

      "Lease" means the Lease Agreement dated as of April 3, 1998, between the Lessor and the Lessee, as supplemented by the Parcel 1998-I Lease Supplement, the Parcel 1998-II Lease Supplement, the Parcel 1999-I Lease Supplement, the Parcel 1999-II Lease Supplement, and the Parcel 1999-III Lease Supplement, and as amended by the First Amendment, the Second Amendment, and this Third Amendment, together with all amendments and supplements thereto.

      "Operative Documents" means the Participation Agreement, the Lease, the Note, the Loan Agreement, the Assignments of Lease and Rents, the Notices of Assignment of Lease and Rents, the Mortgages, the Non-Disturbance and Attornment Agreements, the First Amendment , the Second Amendment and this Third Amendment, together with all other or additional amendments and supplements thereto.

      "Participation Agreement" means the Participation Agreement as defined in the heading to this Third Amendment, together with all amendments and supplements thereto.

      "Scheduled Termination Date" means November 15, 2002.
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                                    EXHIBIT B
                                       TO
               THIRD AMENDMENT TO MASTER PARTICIPATION AGREEMENT,
                       LEASE AGREEMENT AND LOAN AGREEMENT

                                 NEW DEFINITIONS

      "Second Amendment" means that certain Second Amendment to Master Participation Agreement, Lease Agreement and Loan Agreement among the Lessor, the Lessee, and the Lender, dated as of October 20, 2000, together with any amendments or supplements thereto.

      "Third Amendment" means that certain Third Amendment to Participation Agreement, Lease and Development Agreement and Loan Agreement among the Lessor, the Lessee, and the Lender, dated as of December 20, 2001, together with any amendments or supplements thereto.